Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Consolidated Resources Health Care Fund II (the “Partnership”) on  Form 10-K for the period ending  December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John F. McMullan, Principal Executive Officer and Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, subject to the qualification noted below:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Partnership.

Date: July 31, 2007	By:	/s/ John F. McMullan
                  John F. McMullan
                  Chief Financial Officer (chief executive officer and chief financial officer of the Partnership)